UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
___________________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 2, 2022

T. Rowe Price Group, Inc.
(Exact name of registrant as specified in its charter)

Maryland	000-32191	52-2264646
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
100 East Pratt Street, Baltimore, Maryland 21202

(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (410) 345-2000

N/A
(Former Name of Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.20	TROW	The NASDAQ Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12-2 of this chapter).
                                        Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 8 - Other Events.
Item 8.01 Other Events.

T. Rowe Price Group, Inc.'s (the "Company") Executive Compensation and Management Development Committee (the "Committee") recently amended the form of the Notice of Grant under the T. Rowe Price Group, Inc. 2020 Long-Term Incentive Plan (the “Plan”). The changes will condition the receipt of awards under the Plan on an award recipient’s agreeing to provisions, modified in order to comply with the requirements of local laws, related to maintaining the Company's confidential information and non-solicitation of the Company's clients, employees and contractors post termination and providing notice to the Company in advance of the award recipient's termination. The changes also address rules governing the payment of variable remuneration (of which awards under the Plan comprise a part) that are required by new regulations in the United Kingdom applicable to certain senior leaders (so-called “Material Risk Takers”) under the Financial Conduct Authority Investment Firms Prudential Regime. In addition, the Committee approved the Company's Mutual Fund Unit Plan to address certain compensation requirements for Material Risk Takers resulting from these new regulations.

Section 9 - Financial Statements and Exhibits.
Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

    10.1 T. Rowe Price Group, Inc. Mutual Fund Unit Plan

    10.2 Form of Notice of Grant--U.S. 6-Month Notice Period--Material Risk Taker

10.3 Form of Notice of Grant--U.S. 6-Month Notice Period--Non-Material Risk Taker

10.4 Form of Notice of Grant--U.S. 3-Month Notice Period--Material Risk Taker

10.5 Form of Notice of Grant--U.S. 3-Month Notice Period--Non-Material Risk Taker

10.6 Form of Notice of Grant--U.S. No Notice Period

10.7 Form of Notice of Grant--Non-U.S.--Material Risk Taker

10.8 Form of Notice of Grant--Non-U.S.--Non-Material Risk Taker

10.9 Form of Notice of Grant for Performance Based Awards--U.S.--Material Risk Taker

10.10 Form of Notice of Grant for Performance Based Awards--U.S.--Non-Material Risk Taker

10.11 Form of Notice of Grant for Performance Based Awards--Non-U.S.--Material Risk Taker

10.12 Form of Notice of Grant for Performance Based Awards--Non-U.S.--Non-Material Risk Taker

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
T. Rowe Price Group, Inc.
By: /s/ David Oestreicher
David Oestreicher
Vice President, General Counsel and Secretary
Date: December 2, 2022